UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 27, 2011
VENTAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

111 S. Wacker Drive, Suite 4800, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (877) 483-6827
Not Applicable
Former Name or Former Address, if Changed Since Last Report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-99.1

Item 1.01. Entry Into a Material Definitive Agreement.
     On February 27, 2011, Ventas, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Needles Acquisition LLC, a Delaware limited liability company and newly formed subsidiary of the Company (“Merger Sub”), and Nationwide Health Properties, Inc., a Maryland corporation (“NHP”).
     The Merger Agreement provides for the merger of NHP with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of the Company. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time (as defined in the Merger Agreement), each outstanding share of common stock, par value $0.10 per share, of NHP (other than shares owned directly or indirectly by the Company, any Company subsidiary or any subsidiary of NHP, which shares will be canceled) will be converted into the right to receive 0.7866 shares (the “Exchange Ratio”) of common stock, par value $0.25 per share (“Common Stock”), of the Company.
     The Company and NHP have made certain customary representations and warranties to each other in the Merger Agreement. In addition, the parties have agreed to use their respective reasonable best efforts to do all things necessary, proper or advisable to consummate the Merger, including obtaining all necessary approvals and consents, subject to certain limitations.
     The consummation of the Merger (the “Closing”) is subject to, among other things, approval by the Company’s and NHP’s shareholders. The Company expects the Closing to occur in the third quarter of 2011, although there can be no assurance as to whether or when the Closing will occur.
     The Merger Agreement may be terminated under certain circumstances, including by either party if the consummation of the Merger has not occurred by October 31, 2011, if an order permanently restraining, enjoining or prohibiting the transactions contemplated by the Merger Agreement has been issued and become final and non-appealable, if the Company’s or NHP’s stockholders fail to approve the transaction, or upon a material uncured breach by the other party that would cause the closing conditions not to be satisfied.
     A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated in this Item 1.01 by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company or NHP at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission.

Additional Information about the Proposed Transaction and Where to Find It
     This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company and NHP expect to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the Company’s proposed acquisition of NHP. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
     Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and NHP with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.ventasreit.com, and copies of the documents filed by NHP with the SEC are available free of charge on NHP’s website at www.nhp-reit.com.
     The Company, NHP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and NHP’s shareholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on March 19, 2010. Information regarding NHP’s directors and executive officers can be found in NHP’s definitive proxy statement filed with the SEC on March 25, 2010. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or NHP, as applicable, using the sources indicated above.
Item 7.01. Regulation FD Disclosure.
     On February 28, 2011, the Company and NHP issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated in this Item 7.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits:

Exhibit
Number	Description
2.1	Merger Agreement dated as of February 27, 2011 by and among Ventas, Inc., Needles Acquisition LLC and Nationwide Health Properties, Inc.

99.1	Joint press release issued by Ventas, Inc. and Nationwide Health Properties, Inc. on February 28, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.
Date: February 28, 2011	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Merger Agreement dated as of February 27, 2011 by and among Ventas, Inc., Needles Acquisition LLC and Nationwide Health Properties, Inc.

99.1	Joint press release issued by Ventas, Inc. and Nationwide Health Properties, Inc. on February 28, 2011.